UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

OCULAR THERAPEUTIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2025, Ocular Therapeutix, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s stockholders approved (i) an amendment (“Amendment No. 4”) to the Company’s 2021 Stock Incentive Plan, as amended (the “2021 Stock Incentive Plan”) and (ii) an amendment and restatement of the Company’s 2014 Employee Stock Purchase Plan (the “Amended and Restated 2014 Employee Stock Purchase Plan”). Amendment No. 4, which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval, increased the number of shares of common stock of the Company issuable under the 2021 Stock Incentive Plan by 8,750,000 shares. The Amended and Restated 2014 Employee Stock Purchase Plan, which had also previously been adopted by the Board subject to stockholder approval, increased the number of shares of common stock of the Company issuable thereunder by 2,000,000 shares and eliminated the provisions related to the annual “evergreen” share increase.

A description of the material terms and conditions of Amendment No. 4 is set forth in Proposal 3 on pages 55 to 69 of the Company’s definitive proxy statement for the 2025 Annual Meeting, filed with the Securities and Exchange Commission on April 29, 2025 (the “2025 Proxy Statement”), and is incorporated herein by reference. A description of the material terms and conditions of the Amended and Restated 2014 Employee Stock Purchase Plan is set forth in Proposal 4 on pages 70 to 73 of the 2025 Proxy Statement and is incorporated herein by reference. These summaries of Amendment No. 4 and the Amended and Restated 2014 Employee Stock Purchase Plan are qualified in their entirety by reference to the full text of the 2021 Stock Incentive Plan, as amended by Amendment No. 4, and the full text of the Amended and Restated 2014 Employee Stock Purchase Plan, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Additionally, as previously disclosed, the Board approved a new compensation package for Pravin Dugel, M.D., the Company’s Executive Chairman, President and Chief Executive Officer, on February 11, 2025. As part of this new compensation package, the Board approved for Dr. Dugel long-term equity awards under the 2021 Stock Incentive Plan, including a performance stock option award representing the opportunity to purchase up to 2,750,000 shares of the Company’s common stock at an exercise price of $7.44 per share that will vest based upon the achievement of stock price hurdles (the “Performance Option Award”). The commencement of vesting of the Performance Option Award was contingent upon stockholder approval of Amendment No. 4, which was received at the 2025 Annual Meeting.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2025 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), to update its existing director exculpation provision to include the exculpation of certain of the Company’s senior corporate officers, subject to specified limitations. The Company filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on June 11, 2025.

The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the 2025 Annual Meeting.

(1)	The Company’s stockholders elected Seung Suh Hong, Ph.D., Richard L. Lindstrom, M.D. and Leslie J. Williams as Class II directors to serve until the 2028 Annual Meeting of Stockholders, each such director to hold office until his or her successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Seung Suh Hong, Ph.D.	100,220,435	11,003,210	31,460,400
Richard L. Lindstrom, M.D.	89,771,755	21,451,890	31,460,400
Leslie J. Williams	101,077,347	10,146,298	31,460,400

(2)	The Company’s stockholders approved a non-binding, advisory proposal regarding the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
83,186,516	27,851,866	185,263	31,460,400

(3)	The Company’s stockholders approved Amendment No. 4 to increase the number of shares of common stock of the Company issuable under the 2021 Stock Incentive Plan by 8,750,000 shares. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
88,785,389	22,350,444	87,812	31,460,400

(4)	The Company’s stockholders approved the Amended and Restated 2014 Employee Stock Purchase Plan to increase the number of shares of common stock of the Company issuable thereunder by 2,000,000 shares and to remove the annual “evergreen” provision. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
107,048,833	4,117,635	57,177	31,460,400

(5)	The Company’s stockholders approved the proposal to amend the Company’s Restated Certificate of Incorporation, as amended, to provide for officer exculpation. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
105,375,347	5,774,801	73,497	31,460,400

(6)	The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
139,215,385	3,425,804	42,856	─

Item 8.01	Other Events.

Update regarding SOL-R Clinical Trial

On May 28, 2025, the Company announced that it expected enrollment in SOL-R, the Company’s ongoing repeat-dosing registrational Phase 3 clinical trial for AXPAXLITM (also known as OTX-TKI) for the treatment of wet AMD, would close within the week. The Company completed enrollment in the SOL-R clinical trial on May 31, 2025. Based on current and projected loading and randomization failure rates observed in SOL-R to date, the Company believes that it has enrolled enough subjects to ensure its target randomization of at least 555 subjects in SOL-R.

Cautionary Note on Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans, and prospects for the Company, including the design of, and the timing of the enrollment and randomization of patients in, the Company’s SOL-R Phase 3 clinical trial of AXPAXLI (also known as OTX-TKI) for the treatment of wet AMD; and other statements containing the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “designed”, “goal”, “may”, “might”, “plan”, “predict”, “project”, “target”, “potential”, “will”, “would”, “could”, “should”, “continue”, and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the initiation, design, timing, conduct and outcomes of ongoing and planned clinical trials; the risk that the FDA may not agree that the protocol and statistical analysis plan of SOL-R supports marketing approval, even if the trial is successful; uncertainty as to whether the data from earlier clinical trials will be predictive of the data of later clinical trials; the risk that fewer enrolled patients than expected will ultimately be randomized into the SOL-R clinical trial or that fewer randomized patients than expected will be retained in the SOL-R clinical trial; the Company’s scientific approach and general development progress; and other factors discussed in the “Risk Factors” section contained in the Company’s quarterly and annual reports on file with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Certificate of Amendment of Restated Certificate of Incorporation, as amended, of Ocular Therapeutix, Inc.

99.1	Ocular Therapeutix, Inc. 2021 Stock Incentive Plan, as amended, incorporated herein by reference to Appendix B to the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 29, 2025.

99.2	Ocular Therapeutix, Inc. Amended and Restated 2014 Employee Stock Purchase Plan, incorporated herein by reference to Appendix C to the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 29, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: June 11, 2025	By:	/s/ Donald Notman
Donald Notman
Chief Operating Officer and Chief Financial Officer